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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Perrigo Company
Allegan, Michigan

We hereby consent to the incorporation by reference in this Registration Statement of our report dated July 23, 2004 relating to the consolidated financial statements and schedule of Perrigo Company appearing in the Company's Annual Report on Form 10-K for the year ended June 26, 2004.

/s/  BDO Seidman, LLP

BDO Seidman, LLP
Grand Rapids, Michigan

August 13, 2004